Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
December 31, 2015

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9a	Allowance for Loan and Lease Losses Activity

Table 9b	Allowance for Loan and Lease Losses Activity

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Year Ended
(dollars in thousands, except per share amounts)	Dec 31, 2015	Sep 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Operating Results:
Total revenue(1)	$232,890	$210,035	$222,609	$883,723	$902,046
Net interest income	175,040	168,840	147,436	668,343	564,807
Provision for loan and lease losses	10,124	11,131	8,604	38,187	24,533
Noninterest income	57,850	41,195	75,173	215,380	337,239
Noninterest expense	152,861	151,506	152,657	638,377	638,942
Net income allocated to common shareholders	42,615	27,051	35,490	120,401	137,957
Net earnings per common share, diluted	0.34	0.21	0.28	0.95	1.10
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.34	$0.23	$0.30	$1.22	$1.13
Yield on interest-earning assets	3.90%	3.85%	3.97%	3.94%	4.08%
Cost of interest-bearing liabilities	1.08%	1.03%	1.04%	1.04%	1.04%
Net interest margin	2.90%	2.90%	3.00%	2.99%	3.14%
Return on average assets	0.71%	0.48%	0.73%	0.55%	0.77%
Return on average risk-weighted assets(3) (9)	1.08%	0.74%	1.15%	0.84%	1.19%
Return on average equity(4)	10.0%	6.5%	9.0%	7.3%	9.0%
Adjusted return on average equity(5)	10.1%	6.9%	9.5%	9.3%	9.2%
Efficiency ratio(6)	66%	72%	69%	72%	71%
Adjusted efficiency ratio(7)	65%	71%	67%	67%	70%
Loans and leases held for investment as a percentage of deposits	122%	119%	115%	122%	115%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	99%	96%	91%	99%	91%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.53%	0.55%	0.46%	0.53%	0.46%
Net charge-offs to average loans and leases held for investment	0.07%	0.11%	0.12%	0.11%	0.13%
ALLL as a percentage of loans and leases held for investment	0.35%	0.34%	0.34%	0.35%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	20%	19%	20%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)(9)	9.9%	10.2%	11.6%	9.9%	11.6%
Tier 1 leverage ratio (bank level; see Table 10c)(9)	8.1%	8.2%	8.2%	8.1%	8.2%
Total risk-based capital ratio (bank level; see Table 10c)(9)	12.4%	12.7%	13.4%	12.4%	13.4%
Tangible common equity per common share(10)	$13.36	$13.00	$12.51	$13.36	$12.51
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,081,000	$2,292,027	$2,177,636	$9,456,577	$8,413,086
Jumbo residential mortgage loans originated	1,073,881	1,219,349	1,183,702	5,052,273	4,287,189
Unpaid principal balance of loans serviced for the Company and others	41,104,718	44,347,242	50,746,457	41,104,718	50,746,457
Consumer Banking loans as a percentage of loans and leases held for investment	55%	56%	57%	55%	57%
Consumer deposits	$14,054,432	$13,518,818	$12,554,702	$14,054,432	$12,554,702
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$769,295	$648,993	$483,967	$2,364,429	$1,288,792
Equipment financing receivables	420,174	345,490	357,870	1,282,459	1,316,669
Commercial Banking loan and lease sales	119,026	61,666	7,490	320,903	109,278
Commercial Banking loans as a percentage of loans and leases held for investment	45%	44%	43%	45%	43%
Commercial deposits	$4,187,610	$4,047,271	$2,953,995	$4,187,610	$2,953,995
Market Price Per Share of Common Stock:
Closing	$15.98	$19.30	$19.06	$15.98	$19.06
High	21.18	20.69	19.56	21.18	20.61
Low	15.87	19.06	17.33	15.87	16.40

See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Risk-weighted assets and regulatory capital ratios calculated under Basel III for periods beginning March 31, 2015. Risk-weighted assets and regulatory capital ratios calculated under Basel I for periods through December 31, 2014.

(10)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Year Ended
(dollars in thousands, except per share data)	Dec 31, 2015	Sep 30, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Interest Income
Interest and fees on loans and leases	$226,567	$215,881	$184,880	$847,644	$694,588
Interest and dividends on investment securities	7,807	7,520	9,336	30,796	38,612
Other interest income	258	226	179	803	567
Total interest income	234,632	223,627	194,395	879,243	733,767
Interest Expense
Deposits	35,495	31,921	29,108	127,399	101,912
Other borrowings	24,097	22,866	17,851	83,501	67,048
Total interest expense	59,592	54,787	46,959	210,900	168,960
Net Interest Income	175,040	168,840	147,436	668,343	564,807
Provision for loan and lease losses	10,124	11,131	8,604	38,187	24,533
Net Interest Income after Provision for Loan and Lease Losses	164,916	157,709	138,832	630,156	540,274
Noninterest Income
Loan servicing fee income	26,905	27,157	35,529	117,763	158,463
Amortization of mortgage servicing rights	(15,085)	(16,760)	(20,064)	(71,150)	(79,234)
Recovery (impairment) of mortgage servicing rights	89	(4,450)	—	(31,986)	8,012
Net loan servicing income (loss)	11,909	5,947	15,465	14,627	87,241
Gain on sale of loans	24,679	18,037	34,170	125,927	163,644
Loan production revenue	5,131	5,861	5,243	22,574	20,952
Deposit fee income	3,069	3,844	3,087	14,015	14,783
Other lease income	4,840	3,714	4,376	14,716	16,997
Other	8,222	3,792	12,832	23,521	33,622
Total noninterest income	57,850	41,195	75,173	215,380	337,239
Noninterest Expense
Salaries, commissions and other employee benefits expense	90,456	89,369	86,736	367,580	370,470
Equipment expense	15,363	15,576	16,716	62,242	69,332
Occupancy expense	7,313	6,679	7,481	27,004	30,647
General and administrative expense	39,729	39,882	41,724	181,551	168,493
Total noninterest expense	152,861	151,506	152,657	638,377	638,942
Income before Income Taxes	69,905	47,398	61,348	207,159	238,571
Provision for Income Taxes	24,759	17,815	23,327	76,633	90,489
Net Income	$45,146	$29,583	$38,021	$130,526	$148,082
Net Income Allocated to Preferred Stock	2,531	2,532	2,531	10,125	10,125
Net Income Allocated to Common Shareholders	$42,615	$27,051	$35,490	$120,401	$137,957
Net Earnings per Common Share, Basic	$0.34	$0.22	$0.29	$0.97	$1.12
Net Earnings per Common Share, Diluted	$0.34	$0.21	$0.28	$0.95	$1.10
Dividends Declared per Common Share	$0.06	$0.06	$0.04	$0.20	$0.14
Dividend payout ratio(1)	17.65%	27.27%	13.79%	20.62%	12.50%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	124,983	124,823	123,278	124,527	122,940
Diluted	126,980	127,099	125,646	126,670	125,358

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Assets
Cash and due from banks	$55,300	$64,822	$59,976	$63,094	$49,436
Interest-bearing deposits in banks	527,151	534,354	498,184	488,954	317,228
Total cash and cash equivalents	582,451	599,176	558,160	552,048	366,664
Investment securities:
Available for sale, at fair value	555,019	574,104	656,587	719,645	776,311
Held to maturity	103,746	112,219	109,393	115,631	115,084
Other investments	265,431	240,832	239,089	236,494	196,609
Total investment securities	924,196	927,155	1,005,069	1,071,770	1,088,004
Loans held for sale	1,509,268	1,483,754	1,330,779	1,861,306	973,507
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	22,227,492	20,877,381	19,913,895	18,533,637	17,760,253
Allowance for loan and lease losses	(78,137)	(71,897)	(66,091)	(62,846)	(60,846)
Total loans and leases held for investment, net	22,149,355	20,805,484	19,847,804	18,470,791	17,699,407
Mortgage servicing rights (MSR), net	335,280	357,550	362,803	383,763	435,619
Premises and equipment, net	51,599	52,425	52,176	54,283	56,457
Other assets	1,048,877	989,199	963,700	953,258	998,130
Total Assets	$26,601,026	$25,214,743	$24,120,491	$23,347,219	$21,617,788
Liabilities
Deposits:
Noninterest-bearing	$1,141,357	$1,389,644	$1,152,917	$1,213,266	$984,703
Interest-bearing	17,100,685	16,176,445	15,330,610	14,863,421	14,523,994
Total deposits	18,242,042	17,566,089	16,483,527	16,076,687	15,508,697
Other borrowings	5,877,000	5,297,000	5,247,000	5,178,000	4,004,000
Trust preferred securities and subordinated notes payable	276,170	276,103	276,452	103,750	103,750
Accounts payable and accrued liabilities	337,493	252,682	293,691	230,970	253,747
Total Liabilities	24,732,705	23,391,874	22,300,670	21,589,407	19,870,194
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,250	1,250	1,246	1,241	1,237
Additional paid-in capital	874,806	873,175	865,632	858,925	851,158
Retained earnings	906,278	871,160	851,602	817,539	810,796
Accumulated other comprehensive loss	(64,013)	(72,716)	(48,659)	(69,893)	(65,597)
Total Shareholders’ Equity	1,868,321	1,822,869	1,819,821	1,757,812	1,747,594
Total Liabilities and Shareholders’ Equity	$26,601,026	$25,214,743	$24,120,491	$23,347,219	$21,617,788

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended December 31, 2015
Net interest income	$94,728	$84,319	$(4,007)	$—	$175,040
Provision for loan and lease losses	3,581	6,543	—	—	10,124
Net interest income after provision for loan and lease losses	91,147	77,776	(4,007)	—	164,916
Noninterest income	38,670	18,937	243	—	57,850
Noninterest expense	92,536	30,573	29,752	—	152,861
Income (loss) before income tax	37,281	66,140	(33,516)	—	69,905
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(2,981)	—	—	—	(2,981)
MSR impairment (recovery)	(89)	—	—	—	(89)
Restructuring cost	3,579	—	—	—	3,579
Adjusted income (loss) before income tax	$37,790	$66,140	$(33,516)	$—	$70,414
Total assets as of December 31, 2015	$16,273,989	$10,354,535	$320,501	$(347,999)	$26,601,026
Total deposits as of December 31, 2015	14,054,432	4,187,610	—	—	18,242,042

Three Months Ended September 30, 2015
Net interest income	$92,157	$80,790	$(4,107)	$—	$168,840
Provision for loan and lease losses	3,091	8,040	—	—	11,131
Net interest income after provision for loan and lease losses	89,066	72,750	(4,107)	—	157,709
Noninterest income	32,847	8,204	144	—	41,195
Noninterest expense	94,014	30,386	27,106	—	151,506
Income (loss) before income tax	27,899	50,568	(31,069)	—	47,398
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(921)	—	(343)	—	(1,264)
Increase (decrease) in Bank of Florida non-accretable discount	(44)	(39)	—	—	(83)
MSR impairment (recovery)	4,450	—	—	—	4,450
Restructuring cost	(360)	—	—	—	(360)
Adjusted income (loss) before income tax	$31,024	$50,529	$(31,412)	$—	$50,141
Total assets as of September 30, 2015	$15,649,933	$9,678,171	$274,938	$(388,299)	$25,214,743
Total deposits as of September 30, 2015	13,518,818	4,047,271	—	—	17,566,089

Three Months Ended December 31, 2014
Net interest income	$83,054	$65,971	$(1,589)	$—	$147,436
Provision for loan and lease losses	3,789	4,815	—	—	8,604
Net interest income after provision for loan and lease losses	79,265	61,156	(1,589)	—	138,832
Noninterest income	66,197	9,134	(158)	—	75,173
Noninterest expense	101,396	24,164	27,097	—	152,657
Income (loss) before income tax	44,066	46,126	(28,844)	—	61,348
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,676	—	1,359	—	4,035
Increase (decrease) in Bank of Florida non-accretable discount	—	(330)	—	—	(330)
Restructuring cost	(265)	—	—	—	(265)
Adjusted income (loss) before income tax	$46,477	$45,796	$(27,485)	$—	$64,788
Total assets as of December 31, 2014	$13,825,052	$7,892,974	$215,095	$(315,333)	$21,617,788
Total deposits as of December 31, 2014	12,554,702	2,953,995	—	—	15,508,697

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended December 31, 2015			Three Months Ended September 30, 2015			Three Months Ended December 31, 2014
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$354,071	$258	0.29%	$351,834	$226	0.26%	$278,651	$179	0.25%
Investments	921,354	7,807	3.37%	995,467	7,520	3.01%	1,250,638	9,336	2.98%
Loans held for sale	1,922,277	16,247	3.38%	1,740,497	14,529	3.34%	1,223,558	10,834	3.54%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	7,098,931	56,928	3.21%	6,901,559	55,895	3.24%	6,020,278	52,173	3.47%
Government insured pool buyouts	4,274,691	50,910	4.76%	3,994,565	45,353	4.54%	3,481,562	35,212	4.05%
Residential mortgages	11,373,622	107,838	3.79%	10,896,124	101,248	3.72%	9,501,840	87,385	3.68%
Home equity lines	354,060	3,239	3.63%	250,537	2,770	4.39%	140,016	1,488	4.22%
Other consumer and credit card	4,835	211	17.31%	4,778	130	10.79%	4,957	88	6.94%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,794,998	50,087	5.23%	3,832,593	50,346	5.21%	3,383,031	47,270	5.55%
Mortgage warehouse finance	1,783,240	11,967	2.63%	1,862,290	12,707	2.67%	1,125,568	8,250	2.87%
Lender finance	1,156,901	10,150	3.43%	1,023,005	8,985	3.44%	733,810	6,426	3.43%
Commercial and commercial real estate	6,735,139	72,204	4.23%	6,717,888	72,038	4.24%	5,242,409	61,946	4.68%
Equipment financing receivables	2,311,213	26,828	4.64%	2,173,960	25,166	4.63%	1,877,061	23,139	4.93%
Total loans and leases held for investment	20,778,869	210,320	4.03%	20,043,287	201,352	4.00%	16,766,283	174,046	4.14%
Total interest-earning assets	23,976,571	$234,632	3.90%	23,131,085	$223,627	3.85%	19,519,130	$194,395	3.97%
Noninterest-earning assets	1,319,837			1,309,468			1,401,990
Total assets	$25,296,408			$24,440,553			$20,921,120
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,647,466	$6,271	0.68%	$3,625,255	$6,214	0.68%	$3,380,877	$5,777	0.68%
Market-based money market accounts	350,694	539	0.61%	365,005	561	0.61%	391,923	602	0.61%
Savings and money market accounts, excluding market-based	6,016,113	11,074	0.73%	5,457,507	9,063	0.66%	5,187,257	8,488	0.65%
Market-based time	379,232	774	0.81%	390,975	610	0.62%	492,848	901	0.73%
Time, excluding market-based	5,778,661	16,837	1.17%	5,527,481	15,473	1.11%	4,373,830	13,340	1.21%
Total deposits	16,172,166	35,495	0.88%	15,366,223	31,921	0.82%	13,826,735	29,108	0.84%
Borrowings:
Trust preferred securities and subordinated notes payable	276,126	4,091	5.93%	276,234	4,192	6.07%	103,750	1,649	6.31%
Long-term FHLB advances	3,473,033	18,887	2.13%	3,172,000	17,513	2.16%	1,926,098	15,225	3.09%
Short-term FHLB advances	1,866,033	1,119	0.23%	2,252,174	1,161	0.20%	1,956,348	977	0.20%
Other	—	—	0.00%	—	—	0.00%	23,739	—	0.00%
Total borrowings	5,615,192	24,097	1.69%	5,700,408	22,866	1.58%	4,009,935	17,851	1.74%
Total interest-bearing liabilities	21,787,358	59,592	1.08%	21,066,631	54,787	1.03%	17,836,670	46,959	1.04%
Noninterest-bearing demand deposits	1,437,817			1,309,855			1,154,254
Other noninterest-bearing liabilities	223,518			239,823			198,364
Total liabilities	23,448,693			22,616,309			19,189,288
Total shareholders’ equity	1,847,715			1,824,244			1,731,832
Total liabilities and shareholders’ equity	$25,296,408			$24,440,553			$20,921,120
Net interest income/spread		$175,040	2.82%		$168,840	2.82%		$147,436	2.93%
Net interest margin			2.90%			2.90%			3.00%
Memo: Total deposits including noninterest-bearing	$17,609,983	$35,495	0.80%	$16,676,078	$31,921	0.76%	$14,980,989	$29,108	0.77%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Consumer Banking:
Residential mortgages:
Residential	$7,501,767	$7,364,522	$6,899,235	$6,265,322	$6,324,965
Government insured pool buyouts	4,215,355	3,947,359	3,824,378	3,513,916	3,595,105
Residential mortgages	11,717,122	11,311,881	10,723,613	9,779,238	9,920,070
Home equity lines	496,969	332,183	237,241	170,998	156,869
Other consumer and credit card	4,816	4,910	4,870	4,472	5,054
Total Consumer Banking	12,218,907	11,648,974	10,965,724	9,954,708	10,081,993
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,954,522	3,660,362	3,731,671	3,550,489	3,527,586
Mortgage warehouse finance	2,372,731	2,162,627	2,155,535	2,103,098	1,356,651
Lender finance	1,280,423	1,117,886	914,422	851,759	762,453
Commercial and commercial real estate	7,607,676	6,940,875	6,801,628	6,505,346	5,646,690
Equipment financing receivables	2,400,909	2,287,532	2,146,543	2,073,583	2,031,570
Total Commercial Banking	10,008,585	9,228,407	8,948,171	8,578,929	7,678,260
Loans and leases held for investment, net of unearned income	22,227,492	20,877,381	19,913,895	18,533,637	17,760,253
Allowance for loan and lease losses	(78,137)	(71,897)	(66,091)	(62,846)	(60,846)
Total loans and leases held for investment, net	$22,149,355	$20,805,484	$19,847,804	$18,470,791	$17,699,407
The balances presented above include:
Net purchased loan and lease discounts	$45,770	$43,166	$43,215	$50,053	$47,108
Net deferred loan and lease origination costs	$123,255	$115,990	$108,141	$98,757	$94,778

Deposits					Table 6b
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Noninterest-bearing demand	$1,141,357	$1,389,644	$1,152,917	$1,213,266	$984,703
Interest-bearing demand	3,709,156	3,631,458	3,626,387	3,674,565	3,540,027
Market-based money market accounts	342,600	351,880	372,282	352,865	374,856
Savings and money market accounts, excluding market-based	6,338,685	5,734,451	5,211,101	5,137,429	5,136,031
Market-based time	374,171	379,967	412,103	426,431	466,514
Time, excluding market-based	6,336,073	6,078,689	5,708,737	5,272,131	5,006,566
Total deposits	$18,242,042	$17,566,089	$16,483,527	$16,076,687	$15,508,697

General and Administrative Expense							Table 7
	Three Months Ended					Year Ended
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Legal and professional fees, excluding consent order expense	$7,444	$6,123	$7,323	$5,928	$9,903	$26,818	$31,555
Credit-related expenses	7,261	7,340	11,860	2,698	4,995	29,159	27,723
FDIC premium assessment and other agency fees	7,198	7,066	6,468	6,414	6,025	27,146	19,465
Advertising and marketing expense	6,485	5,810	6,262	6,664	5,899	25,221	21,437
Subservicing expense	—	(103)	1,345	3,791	3,716	5,033	9,871
Consent order expense	463	(866)	163	2,741	108	2,501	4,597
Other	10,878	14,512	26,364	13,919	11,078	65,673	53,845
Total general and administrative expense	$39,729	$39,882	$59,785	$42,155	$41,724	$181,551	$168,493

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$32,218	$27,322	$26,500	$24,840	$24,576
Home equity lines	3,286	4,186	2,169	2,191	2,363
Other consumer and credit card	53	5	—	29	38
Commercial Banking:
Commercial and commercial real estate	71,913	78,801	48,082	37,025	41,140
Equipment financing receivables	17,407	13,661	12,417	10,775	8,866
Total non-accrual loans and leases	124,877	123,975	89,168	74,860	76,983
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	124,877	123,975	89,168	74,860	76,983
Other real estate owned (OREO)	17,253	15,491	16,826	17,588	22,509
Total non-performing assets (NPA)	142,130	139,466	105,994	92,448	99,492
Troubled debt restructurings (TDR) less than 90 days past due	16,425	16,558	14,693	15,251	13,634
Total NPA and TDR(1)	$158,555	$156,024	$120,687	$107,699	$113,126

Total NPA and TDR	$158,555	$156,024	$120,687	$107,699	$113,126
Government insured 90 days or more past due still accruing	3,199,978	2,814,506	2,901,184	2,662,619	2,646,415
Loans accounted for under ASC 310-30:
90 days or more past due	5,148	4,871	4,571	5,165	8,448
Total regulatory NPA and TDR	$3,363,681	$2,975,401	$3,026,442	$2,775,483	$2,767,989
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.53%	0.56%	0.42%	0.37%	0.41%
NPA to total assets	0.53%	0.55%	0.44%	0.40%	0.46%
NPA and TDR to total assets	0.60%	0.62%	0.50%	0.46%	0.52%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	14.08%	13.21%	14.14%	13.49%	14.63%
NPA to total assets	12.58%	11.73%	12.49%	11.82%	12.74%
NPA and TDR to total assets	12.64%	11.80%	12.55%	11.89%	12.80%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ALLL, beginning of period	$71,897	$66,091	$62,846	$60,846	$57,245
Charge-offs:
Consumer Banking:
Residential mortgages	1,527	2,630	2,447	2,539	1,368
Home equity lines	593	353	276	288	383
Other consumer and credit card	6	—	29	33	28
Commercial Banking:
Commercial and commercial real estate	—	406	—	2,018	1,626
Equipment financing receivables	3,356	2,703	2,838	2,631	2,122
Total charge-offs	5,482	6,092	5,590	7,509	5,527
Recoveries:
Consumer Banking:
Residential mortgages	506	91	53	58	152
Home equity lines	88	70	97	83	48
Other consumer and credit card	—	—	—	—	—
Commercial Banking:
Commercial and commercial real estate	216	4	218	2	2
Equipment financing receivables	788	602	535	366	322
Total recoveries	1,598	767	903	509	524
Net charge-offs	3,884	5,325	4,687	7,000	5,003
Provision for loan and lease losses	10,124	11,131	7,932	9,000	8,604
Transfers to loans held for sale	—	—	—	—	—
ALLL, end of period	$78,137	$71,897	$66,091	$62,846	$60,846
Net charge-offs to average loans and leases held for investment	0.07%	0.11%	0.10%	0.16%	0.12%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ALLL	$78,137	$71,897	$66,091	$62,846	$60,846
Loans and leases held for investment, net of unearned income	22,227,492	20,877,381	19,913,895	18,533,637	17,760,253
ALLL as a percentage of loans and leases held for investment	0.35%	0.34%	0.33%	0.34%	0.34%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%	19%	20%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Year Ended
(dollars in thousands, except per share data)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net income	$45,146	$29,583	$41,567	$14,230	$38,021	$130,526	$148,082
Transaction expense and non-recurring regulatory related expense, net of tax	(1,849)	(784)	3,745	1,498	2,502	2,610	6,462
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	—	(51)	159	(967)	(205)	(859)	727
MSR impairment (recovery), net of tax	(55)	2,758	(9,751)	26,879	—	19,831	(4,967)
Restructuring cost, net of tax	2,219	(222)	10,667	—	(164)	12,664	466
OTTI losses on investment securities (Volcker Rule), net of tax	—	—	—	—	—	—	425
Adjusted net income	$45,461	$31,284	$46,387	$41,640	$40,154	$164,772	$151,195
Adjusted net income allocated to preferred stock	2,531	2,532	2,531	2,531	2,531	10,125	10,125
Adjusted net income allocated to common shareholders	$42,930	$28,752	$43,856	$39,109	$37,623	$154,647	$141,070
Adjusted net earnings per common share, basic	$0.34	$0.23	$0.35	$0.32	$0.31	$1.24	$1.15
Adjusted net earnings per common share, diluted	$0.34	$0.23	$0.35	$0.31	$0.30	$1.22	$1.13
Weighted average common shares outstanding:
(units in thousands)
Basic	124,983	124,823	124,348	123,939	123,278	124,527	122,940
Diluted	126,980	127,099	126,523	126,037	125,646	126,670	125,358

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Net interest income	$175,040	$168,840	$169,025	$155,438	$147,436	$668,343	$564,807
Noninterest income	57,850	41,195	83,814	32,521	75,173	215,380	337,239
Total revenue	232,890	210,035	252,839	187,959	222,609	883,723	902,046
Adjustment items (pre-tax):
MSR impairment (recovery)	(89)	4,450	(15,727)	43,352	—	31,986	(8,012)
Restructuring cost	160	—	96	—	(465)	256	(2,429)
OTTI losses on securities (Volcker Rule)	—	—	—	—	—	—	685
Adjusted total revenue	$232,961	$214,485	$237,208	$231,311	$222,144	$915,965	$892,290

Noninterest expense	$152,861	$151,506	$177,968	$156,042	$152,657	$638,377	$638,942
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,981	1,264	(6,041)	(2,417)	(4,035)	(4,213)	(10,423)
Restructuring cost	(3,419)	360	(17,108)	—	(200)	(20,167)	(3,181)
Adjusted noninterest expense	$152,423	$153,130	$154,819	$153,625	$148,422	$613,997	$625,338

GAAP efficiency ratio	66%	72%	70%	83%	69%	72%	71%
Adjusted efficiency ratio	65%	71%	65%	66%	67%	67%	70%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital(1) (bank level)							Table 10c
(dollars in thousands)			Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Shareholders’ equity			$2,050,456	$2,002,848	$2,000,597	$1,793,270	$1,789,398
Less:	Goodwill and other intangibles		(47,143)	(47,198)	(47,253)	(47,442)	(49,589)
	Disallowed servicing asset		(17,719)	(26,699)	(31,625)	(46,302)	(32,054)
	Disallowed deferred tax asset		—	—	—	(659)	—
Add:	Accumulated losses on securities and cash flow hedges		62,887	71,202	47,179	68,225	64,002
Tier 1 capital		(A)	2,048,481	2,000,153	1,968,898	1,767,092	1,771,757
Add:	Allowance for loan and lease losses		78,789	72,653	67,196	62,846	60,846
Total regulatory capital		(B)	$2,127,270	$2,072,806	$2,036,094	$1,829,938	$1,832,603

Adjusted total assets		(C)	$25,281,658	$24,428,171	$23,000,873	$21,732,119	$21,592,849
Risk-weighted assets		(D)	17,133,084	16,336,138	15,464,920	14,822,821	13,658,685

Tier 1 leverage ratio		(A)/(C)	8.1%	8.2%	8.6%	8.1%	8.2%
Tier 1 risk-based capital ratio		(A)/(D)	12.0%	12.2%	12.7%	11.9%	13.0%
Total risk-based capital ratio		(B)/(D)	12.4%	12.7%	13.2%	12.3%	13.4%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

Regulatory Capital(1) (EFC consolidated)							Table 10d
(dollars in thousands)			Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Shareholders’ equity			$1,868,321	$1,822,869	$1,819,821	$1,757,812	$1,747,594
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,143)	(47,198)	(47,253)	(47,310)	(49,589)
	Disallowed servicing asset		(30,959)	(39,838)	(44,798)	(53,648)	(32,054)
	Disallowed deferred tax asset		—	—	—	(634)	—
Add:	Accumulated losses on securities and cash flow hedges		64,013	72,716	48,659	69,893	65,597
Common tier 1 capital		(E)	1,704,232	1,658,549	1,626,429	1,576,113	1,581,548
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		103,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	1,957,982	1,912,299	1,880,179	1,829,863	1,835,298
Add:	Subordinated notes payable		172,420	172,353	172,702	—	—
Add:	Allowance for loan and lease losses		78,789	72,653	67,196	62,846	60,846
Total regulatory capital		(G)	$2,209,191	$2,157,305	$2,120,077	$1,892,709	$1,896,144

Adjusted total assets		(H)	$25,286,802	$24,429,012	$22,997,941	$21,738,727	$21,601,742
Risk-weighted assets		(I)	17,131,756	16,327,166	15,454,736	14,819,123	13,665,981

Common equity tier 1 ratio		(E)/(I)	9.9%	10.2%	10.5%	10.6%	11.6%
Tier 1 leverage ratio		(F)/(H)	7.7%	7.8%	8.2%	8.4%	8.5%
Tier 1 risk-based capital ratio		(F)/(I)	11.4%	11.7%	12.2%	12.3%	13.4%
Total risk-based capital ratio		(G)/(I)	12.9%	13.2%	13.7%	12.8%	13.9%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e
(dollars in thousands, except per share amounts)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Shareholders’ equity	$1,868,321	$1,822,869	$1,819,821	$1,757,812	$1,747,594
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,772	2,124	2,651	3,178	3,705
Tangible equity	1,819,690	1,773,886	1,770,311	1,707,775	1,697,030
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,669,690	$1,623,886	$1,620,311	$1,557,775	$1,547,030

Common shares outstanding at period end	125,020,843	124,954,523	124,611,940	124,133,375	123,679,049
Book value per common share	$13.74	$13.39	$13.40	$12.95	$12.92
Tangible common equity per common share	13.36	13.00	13.00	12.55	12.51

Total assets	$26,601,026	$25,214,743	$24,120,491	$23,347,219	$21,617,788
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	1,772	2,124	2,651	3,178	3,705
Tangible assets	$26,552,395	$25,165,760	$24,070,981	$23,297,182	$21,567,224

EverBank Financial Corp and Subsidiaries

Residential Mortgage Lending and Servicing							Table 11
	Three Months Ended					Year Ended
(dollars in thousands)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Key Metrics:
Mortgage lending volume:
Agency	$823,506	$961,485	$1,177,725	$1,043,500	$971,774	$4,006,216	$4,097,733
Jumbo	1,073,881	1,219,349	1,458,297	1,300,746	1,183,702	5,052,273	4,287,189
Other	183,613	111,193	81,566	21,716	22,160	398,088	28,164
Mortgage lending volume	$2,081,000	$2,292,027	$2,717,588	$2,365,962	$2,177,636	$9,456,577	$8,413,086
Mortgage loans sold:(1)
Agency, excluding GNMA II	$543,709	$1,265,174	$1,041,949	$912,100	$1,022,507	$3,762,932	$4,271,154
Jumbo	611,644	314,499	1,057,431	189,965	292,987	2,173,539	1,486,036
GNMA II	—	—	36,270	103,700	117,743	139,970	407,092
Other	4,748	4,712	4,252	3,448	96,980	17,160	207,989
Mortgage loans sold	$1,160,101	$1,584,385	$2,139,902	$1,209,213	$1,530,217	$6,093,601	$6,372,271
Applications	$1,296,496	$1,446,134	$1,770,099	$1,658,070	$1,335,506	$1,296,496	$1,335,506
Rate locks	1,144,034	1,422,918	1,571,512	1,564,567	1,251,366	1,144,034	1,251,366
Mortgage Lending Volume by Channel:
Retail	$1,392,686	$1,467,344	$1,728,598	$1,301,488	$1,218,614	$5,890,116	$4,484,442
Consumer Direct	224,126	289,832	411,407	441,155	385,588	1,366,520	1,715,878
Correspondent	464,188	534,851	577,584	623,319	573,433	2,199,941	2,212,765
Purchase Activity (%):
Retail	68%	73%	67%	51%	62%	65%	71%
Consumer Direct	11%	14%	12%	6%	4%	10%	9%
Correspondent	57%	70%	62%	43%	51%	58%	56%
Total	59%	65%	58%	41%	49%	56%	54%

(1)
Excludes sales of loans to third party servicers out of government insured pool buyouts accounted for under ASC 310-30 since additional cash flows expected and/or realized in the pool are not recognized into earnings immediately but come in as a prospective adjustment to yield for the remainder of the pool.